MAY 1, 2019

RMB
INVESTORS
TRUST

Summary Prospectus

RMB International Fund

RMBTX (Class I)

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (http://rmbfunds.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-800-462-2392. Your election to receive shareholder reports in paper will apply to all funds held with RMB Investors Trust.

Before you invest in the Fund, as defined below, you may want to review the Fund's prospectus, reports to shareholders and statement of additional information ("SAI"), which contain more information about the Fund and the risks of investing in the Fund. The Fund's current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and SAI, online at www.rmbfunds.com/literatureand-forms/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an email request to rmbfunds@rmbcap.com.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RMB FUNDS

RMB International Fund
INVESTMENT OBJECTIVE: The RMB International Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	None	None
Maximum deferred sales charge (load)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.25%	None
Other expenses	0.41%	0.41%
Acquired fund fees and expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.42%	1.17%
Less Fee Waiver and/or Expense Reimbursement[1]	-0.01%	-0.01%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	1.41%	1.16%

[1]
RMB Capital Management, LLC (the “Adviser” or “RMB”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively (the “Expense Cap”). The Expense Cap is in effect until May 1, 2020 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the Expense Cap, it may seek repayment by the Fund of a portion or all of such amounts at any time within three years after the date on which such amounts were waived or absorbed, subject to the expense caps in effect as of the date (i) such amounts were waived or absorbed and (ii) of the repayment.

[2]
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets after Fees waived provided in the Financial Highlights section of the Fund’s audited financial statements for the period ended December 31, 2018, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Cap in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$144	$448	$775	$1,701
Class I	$118	$371	$643	$1,419

2 RMB International Fund | Summary Prospectus

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal conditions, in at least three different countries and at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S. or doing a substantial amount (more than 50%) of business outside the U.S. Investments in exchange-traded funds (“ETFs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above.
The Fund’s non-U.S. investments will be primarily in developed markets, but the Fund may invest in emerging markets. As of the date of this Prospectus, the Adviser believes that developed markets outside the United States include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America and Africa. There are no geographic limits on the Fund’s non-U.S. investments.
The Fund may invest in companies of any size. The portion of the Fund’s assets invested in small, medium or large companies is expected to vary over time. The Fund will target a balanced approach with allocations across the market capitalization spectrum. At times the Fund may increase the relative emphasis of its investments in a particular region, country, sector, industry or other segment of the market.
The Fund primarily invests in equity securities, including common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks. The Fund may also invest in pooled investment vehicles (primarily ETFs); real estate investment trusts (“REITs”); and initial public offerings (“IPOs”). The Fund’s investments may be hedged or unhedged to foreign currencies depending on the market opportunities. Although most of the Fund’s investments must be liquid at the time of investment, the Fund may invest, to some extent, in securities that are restricted or illiquid. The Fund may also invest in depositary receipts, including American, European and Global Depository Receipts.
The Adviser uses a fundamental, bottom up approach to identify what it believes are quality companies, as evidenced by the durability of the company’s business model (strong competitive advantages and high barriers to entry), the company’s financial strength (greater returns on capital, free cash flow generation, healthy balance sheets), the presence of long-term growth, and value-accretive management teams.
From time to time the Fund may invest in companies that are experiencing unusual and possibly unique developments. Potential investments in the stock of these companies are usually the result of companies uncovered in the research process that are otherwise outside of the standard investment criteria employed by the Fund, but may have opportunities for significant returns. These companies are deemed “special situations”. Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs, or facing resolutions of litigation, management team changes, or important technological improvements or discoveries.
The Fund will buy such quality companies when the Adviser believes their fundamentals are mispriced relative to their long-term potential and when their stock prices reflect reasonable valuations. The Fund will sell companies when fundamentals deteriorate, thus impairing the long-term quality of the business; when the market price exceeds the Adviser’s estimate of intrinsic value; when the Adviser’s investment thesis supporting its decision to purchase and hold the company is no longer valid; and/or when the Adviser believes a more attractive risk/reward opportunity exists.

RMB International Fund | Summary Prospectus 3

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•
Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•
Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

•
Emerging Markets Risk — Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•
Currency Risk — Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•
Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•
Pooled Investment Vehicle Risk — The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by any other pooled investment vehicle in which the Fund invests (primarily ETFs). Therefore, the Fund will incur higher expenses, some of which could be considered duplicative. In addition, the Fund may be affected by losses of the underlying investment vehicle and the level of risk arising from the investment practices of the underlying investment vehicle (such as the use of leverage). The Fund has no control over the risks taken by the underlying investment vehicle in which it invests.

•
REIT Risk — The Fund’s investments in real estate related securities (primarily REITs) are subject to the risk that the value of the real estate underlying the securities will go down, which can be caused by deteriorating economic conditions and rising interest rates, and may also be subject to the risk that borrowers or tenants may default on their payment obligations. Investments in REITs involve additional risks. REITs may have limited financial

4 RMB International Fund | Summary Prospectus

resources and real estate diversification and are dependent on specialized management skills. In addition, the failure of a REIT to qualify as a REIT for federal income tax purposes would adversely affect the REIT’s value.

•
Depositary Receipts Risk — The Fund’s investments in depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers. Although depositary receipts have risks similar to the foreign securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

•
IPO Risk —The prices of securities purchased in IPOs tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will be available to the Fund or improve the Fund’s performance.

•
Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•
Large-Capitalization Companies Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Mid-Capitalization Companies Risk — The Fund may invest in the securities of companies with small and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large capitalization companies. Historically, securities of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of some small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

•
Micro Capitalization Companies Risk — Micro-cap stocks have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.

•
Liquidity Risk — Liquidity risk exists when particular investments are difficult to sell, and such investments (particularly investments deemed to be illiquid) may be harder to value. If the Fund sells these investments to meet shareholder redemption requests or for other purposes, the Fund may suffer a loss.

•
Restricted Securities Risk — Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances. Investing in Rule 144A Securities and Regulation S Securities may increase the illiquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities.

RMB International Fund | Summary Prospectus 5

•
Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the Adviser anticipated.

•	Value Investing Risk — Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

•
Region, Country, Sector or Industry Focus Risk — The prices of securities of issuers in a particular region, country, sector, industry or other segment of the market may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that market segment more than securities of issuers in other market segments, and such volatility will cause fluctuations in the Fund’s share price to the extent that the Fund emphasizes its investments in that region, county, sector, industry or other market segment.

•
Special Situations Risk— The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

•	Newer Fund Risk — The Fund has a short operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

PAST PERFORMANCE
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance for its first full year of operation and by showing how the Fund’s average annual total returns for its first full year and since inception compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.
The bar chart shows the annual total returns of the Fund’s Class I shares for its first full year of operation. The table presents the Fund’s average annual total returns for the 1-year and since inception periods. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.
RMB International Fund – Return for Class I Shares
Best Quarter: (0.10)% in the 1st Quarter of 2018
Worst Quarter: (18.89)% in the 4th Quarter of 2018

6 RMB International Fund | Summary Prospectus

Average Annual Total Returns
(For the following periods ended 12/31/2018)	1 year	Since Inception[1]
CLASS I SHARES
Total Return Before Taxes	-21.81%	-21.52%
Total Return After Taxes on Distributions	-21.80%	-21.51%
Total Return After Taxes on Distributions and Sale of Fund Shares[2]	-12.83%	-16.34%
MSCI EAFE Index (reflects no deduction of fees, expenses or taxes)	-13.79%	-13.23%

[1]	Class I shares commenced investment operations on December 27, 2017.

[2]
The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return. No returns are provided for Investor Class shares, which have not been offered for sale.

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Portfolio Managers
Egor Rybakov, CFA, has had primary day-to-day responsibility for the Fund’s portfolio since its inception in December 2017. Robert Gwin has been jointly and primarily responsible for the Fund’s portfolio since May 2018. Mr. Rybakov is a Senior Vice President and Portfolio Manager of the Adviser. Mr. Gwin is a Vice President and Portfolio Manager of the Adviser.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

RMB International Fund | Summary Prospectus 7

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8 RMB International Fund | Summary Prospectus

Where to Get More Information
Annual and Semi-Annual Reports
These reports to shareholders contain additional information about the Funds’ investments. In the Funds’ annual report (when available), you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’
performance during the last fiscal year, detailed performance data, a complete inventory of the Funds’ securities and a report from the Funds’ independent registered public accounting firm.
Statement of Additional Information (SAI)
The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this Prospectus (that is, it is legally a part of this Prospectus).

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s
Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

How to contact us
You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds’ website at
www.rmbfunds.com, or by contacting your dealer or by contacting the transfer agent at:
phone: 1-800-462-2392
internet: www.rmbfunds.com
email: rmbfunds@rmbcap.com
Investment Company Act file number: 811-00994